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                                                                    Exhibit 10.1

                               AMENDMENT NO. 1 TO
                         MASTER AGREEMENT FOR PHARMACY,
                             PHARMACY CONSULTING AND
                          RELATED PRODUCTS AND SERVICES

         This Amendment No. 1 to Master Agreement for Pharmacy, Pharmacy Consulting and Related Products and Services is made effective as of May 7, 2004

                                   BACKGROUND

         1. As of December 1, 2003, Genesis HealthCare Corporation, a Pennsylvania corporation (together with its Affiliates, "GHC") and NeighborCare Pharmacy Services, Inc. d/b/a NeighborCare, a Delaware corporation (together with its Affiliates, "NeighborCare"), entered a Master Agreement for Pharmacy, Pharmacy Consulting and Related Products and Services ("Master Agreement").

         2. Pursuant to the Master Agreement NeighborCare and GHC entered various Pharmacy Services Agreements ("Facility Agreements") with Facilities.

         3. GHC and NeighborCare now desire to amend the Master Agreement, the Facility Agreements and document certain additional agreements relating to the subject matter of the Master Agreement, which are set forth in this Amendment No. 1 to Master Agreement for Pharmacy, Pharmacy Consulting and Related Products and Services ("Amendment").

                                   AGREEMENT

         NOW THEREFORE, in consideration of the foregoing and the mutual promises set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Section 2.6 of the Master Agreement is amended in its entirety to read as follows:

            2.6 Four Year Anniversary Pricing Adjustment. At least 180 days prior to the fourth anniversary date of this Master Agreement, GHC and NeighborCare shall negotiate in good faith to modify the pricing under this Master Agreement and all Service Agreements (the "Four Year Price Adjustment") to reflect the median pricing provided by NeighborCare to NeighborCare's 10 largest customers other than GHC (as determined by number of SNF beds); provided, however, that if GHC is not one of NeighborCare's 10 largest customers as of the negotiation commencement date, the pricing shall reflect the median pricing of the largest number of NeighborCare customers which is a multiple of 5 and which includes GHC (by way of example only, if GHC is NeighborCare's 11th, 12th 13th, 14th or 15th largest customer, the pricing would reflect the median pricing provided by NeighborCare to NeighborCare's 15 largest customers). If there is a price change as a result of the foregoing calculations, one half of the change will take effect on the fourth anniversary date of this Master Agreement and the remaining half will take effect on the following June 1 and remain in effect for the remainder of the Initial Term. As part of such negotiations, the parties shall in good faith negotiate the appropriate charge to add, if any, for the Utilization Management services described in section 1.8.1 hereof. If the parties have not reached agreement on the Four Year Price Adjustment by the date which is 90 days prior to the fifth anniversary date of this Master Agreement, either party may submit the matter to dispute resolution pursuant to section 24 hereof.



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         2. All references to the "Five Year Price Adjustment" in the Master
Agreement and any related agreements are changed to read "Four Year Price Adjustment."

         3. NeighborCare agrees to permit any Facility located in Maryland or Delaware to change its election in its Facility Agreement from "Medicare Part B Supplies and Services" to "Medicare Part B Claim Filing Services."

         4. Section 2.3 of the Master Agreement is amended to read in its entirety as follows:

            2.3 If a resident's coverage is "pending" under the applicable state Medical Assistance Program ("MAP"), GHC agrees to pay for any Services supplied to such residents upon, and NeighborCare agrees to hold all billings to GHC regarding such residents until, the earliest of: (a) denial of MAP coverage by MAP; (b) the expiration of the state Retroactive Approval Period, with respect to Services provided prior to such period; and (c) 90 days except in the states of Connecticut and Maryland, which will be 150 days.

         5. For each Facility the NeighborCare Pricing Schedule A of the Facility Agreement is amended to read as Schedule A attached to this Agreement.

         6. Capitalized terms not otherwise defined in this Amendment have the meaning defined in the Master Agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have duly executed this Amendment as of the day and year first written above.

NEIGHBORCARE PHARMACY SERVICES, INC.              GENESIS HEALTHCARE CORPORATION


By:  /s/ John Arlotta                             By:  /s/ George V. Hager, Jr.
   -----------------------------------------         ---------------------------
     John Arlotta                                      George V. Hager, Jr.
     Chairman, President and Chief Executive           Chairman and
     Officer                                           Chief Executive Officer

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                                                                         Amended
                                    EXHIBITS


                         NEIGHBORCARE PRICING SCHEDULE A
                     (AWP pricing based on First Data Bank)

---------------------------------------- ---------------------------------------------------------------------
             THERAPY/SERVICE                                          PROVIDER CHARGE
---------------------------------------- ---------------------------------------------------------------------
Oral/Topical Medications billed to       Prevailing State Medicaid Formula (not including FULs or
Facility                                 State MACs)
---------------------------------------- ---------------------------------------------------------------------
All IV push/Injectible                   Prevailing State Medicaid Formula (not including FULs or State MACs)
medications
---------------------------------------- ---------------------------------------------------------------------
OTC medications                          76% of AWP, or if no AWP
                                         110% of NeighborCare Acquisition Cost
---------------------------------------- ---------------------------------------------------------------------
IV Hydration                             $40.00/day
 Standard Hydration up to 4L/dy
Additives billed at (AWP- 10%) of drug
---------------------------------------- ---------------------------------------------------------------------
TPN (Includes dextrose, standard         1 liter - $90.00
    amino acids, electrolytes & trace    2 liters - $100.00
    elements) or Procalamine:            3 liters - $110.00
---------------------------------------- ---------------------------------------------------------------------
Additives for TPN (i.e. Vitamins,        (AWP - 10%)
    heparin, Zofran, insulin, Zantac,
    Pepcid, etc.)
---------------------------------------- ---------------------------------------------------------------------
All Medications for Infusion             Daily price: AWP - 10% plus $25 for 1 dose plus an additional
                                         $5.00 for each additional dose.
---------------------------------------- ---------------------------------------------------------------------
All Infusion Supplies                    76% of AWP, or if no AWP
                                         110% of NeighborCare Acquisition Cost
---------------------------------------- ---------------------------------------------------------------------
Delivery Systems                         Stationary Pump                 $10/day
                                         Ambulatory Pump                 $12/day
                                         Elastomeric Devices             $10/dose
---------------------------------------- ---------------------------------------------------------------------
Catheter Care                            $2.00 for heparin/saline flushes
---------------------------------------- ---------------------------------------------------------------------
Midline Insertion                        $150.00 per insertion plus supplies + 20% on
                                         nights/weekends/holidays
---------------------------------------- ---------------------------------------------------------------------
PICC Insertion                           $250.00 per insertion plus supplies + 20% on
                                         nights/weekends/holidays
---------------------------------------- ---------------------------------------------------------------------
Nursing IV Certifications (C.E.U.s)      See attached schedule B for details
---------------------------------------- ---------------------------------------------------------------------
Nursing Professional Services            See attached schedule B for details
---------------------------------------- ---------------------------------------------------------------------
Standard Pharmacy Consulting             $7.00/bed/month
Services
---------------------------------------- ---------------------------------------------------------------------
Additional Pharmacy Consulting           $60.00 per hour
Services
---------------------------------------- ---------------------------------------------------------------------
Clinical Records Fee                     $1.50/bed/mo
---------------------------------------- ---------------------------------------------------------------------
Emergency box utilization                Per above schedule (IV considered as single dose)
---------------------------------------- ---------------------------------------------------------------------

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
---------------------------------------- ---------------------------------------------------------------------
Returns (where allowed by state)         Restocking fee: The higher of $5.00 per prescription or the
                                         State Medicaid Allowable Restocking Fee
---------------------------------------- ---------------------------------------------------------------------
After hours non-emergency deliveries     $50.00 each delivery
---------------------------------------- ---------------------------------------------------------------------
o Routine refill (due to Facility error)
o Replace lost med. Cart key
o Non-emergency equipment
  requests
o Floor stock/OTC orders
o Healthcare supply orders
o Emergency kit exchanges
o Service to a resident not selecting
  NeighborCare as primary provider
---------------------------------------- ---------------------------------------------------------------------

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